SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                           ---------------------

      Date of Report (Date of earliest event reported): APRIL 7, 2003


                                ALDILA, INC.
           (Exact name of registrant as specified in its charter)

                                  DELAWARE
               (State or other jurisdiction of incorporation)

                                  0-21872
                          (Commission File Number)

                                 13-3645590
                     (IRS Employer Identification No.)

                 13450 STOWE DRIVE, POWAY, CALIFORNIA 92064
            (Address of principal executive offices) (Zip Code)

            Registrant's telephone number, including area code:
                               (858) 513-1801

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)


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Item 5.   Other Events
          ------------

          On April 7, 2003, Aldila, Inc. (the "Company") announced that Peter E. Bennett, John J. Henry and Chapin Nolen will not be standing for reelection to the Board of Directors of the Company at the Company's Annual Stockholders' Meeting on May 14, 2003. A copy of a press release dated April 7, 2003 announcing that such Directors will not be standing for reelection is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               99.1  Press Release dated April 7, 2003



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                                SIGNATURES
                                ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALDILA, INC.


Dated:  April 7, 2003                  By: /s/ Robert J. Cierzan
                                          ------------------------------------
                                          Name:  Robert J. Cierzan
                                          Title: Vice President, Secretary
                                                 and Treasurer



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                               EXHIBIT INDEX
                               -------------

          Exhibit No.    Document
          -----------    --------

          99.1           Press release of Aldila, Inc. dated April 7, 2003